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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 29, 1998



                               PIVOT RULES, INC.
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             (Exact Name of registrant as specified in its charter)

        New York                     333-22895             13-3612110
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                     File Number)        Identification No.)

    42 West 39th Street, New York, New York                10018
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(Address of principal executive offices)                   (Zip Code)


                                 (212) 944-8000
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               Registrant's telephone number, including area code



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         (Former name or former address, if changed since last report)


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Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

         On January 29, 1998, the Registrant engaged the independent accounting firm of M.R. Weiser & Co. LLP ("Weiser") as the Registrant's principal accountants to audit the Registrant's financial statements on an ongoing basis. At the same time, the Registrant terminated the engagement of Grant Thornton LLP ("Grant"), previously the Registrant's independent public accountants. This change in independent accountants was approved by the Registrant's Audit Committee of the Board of Directors.

         Grant's report on the Registrant's financial statements during the most recent fiscal year did not contain any adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. During the Registrant's most recent fiscal year and all subsequent interim periods preceding the termination of the engagement of Grant, there were no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Registrant has provided Grant with a copy of the disclosures it is making herein and has requested Grant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Grant's letter responsive to such request is attached hereto as Exhibit 1.

         Prior to the engagement of Weiser as its principal independent public accountants, the Registrant did not consult with Weiser and receive any written or oral advice from Weiser regarding any matter, including without limitation the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c) Exhibits.

                  The following exhibits are being filed herewith:

                  16.2    Letter from Grant Thornton LLP to Pivot Rules, Inc.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PIVOT RULES, INC.

                                           By: /s/ Meena N. Bhatia
                                              --------------------------------
                                              Meena N. Bhatia
                                              Chief Financial Officer


Dated:  February 2, 1998

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                                 EXHIBIT INDEX


Exhibit                                                               Page
Number       Description                                              No.
-------      -----------                                              ----
16.2         Letter from Grant Thornton LLP to Pivot Rules, Inc.